UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 444-1630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01  Entry into a Material Definitive Agreement.

On May 22, 2017, America First Multifamily Investors, L.P. (the “Partnership”) entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with Bankers Trust Company (“Bankers Trust”) which modifies certain provisions of the Credit Agreement executed between the Partnership and Bankers Trust on May 14, 2015, as amended by the First Amendment to Credit Agreement (the “First Amendment”) dated January 7, 2016, the Second Amendment to Credit Agreement (the “Second Amendment”) dated February 10, 2016, and the Third Amendment to Credit Agreement (the “Third Amendment”) dated November 14, 2016 (the “Credit Agreement”).  In connection with the Fourth Amendment, the Partnership was required to pay Bankers Trust an extension fee in the amount of $100,000 and an administration fee of $25,000. The material amendments to the Credit Agreement included in the Fourth Amendment are as follows:

•	Section 2.1 was amended to extend the Maturity Date to May 14, 2019.

•	Section 6.1 was amended to not allow advances under the Credit Agreement to be used to redeem or pay distributions to the holders of the Partnership’s Series A Preferred Units.

•	Section 6.6 was added and allows the Partnership to issue up to $120 million of Series A Preferred Units without prior approval by Bankers Trust.

The foregoing descriptions of the Fourth Amendment are summaries and are qualified in their entirety by reference to the full text of the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

In addition, the full text of the Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on May 20, 2015, the First Amendment and associated waiver letter which are attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Partnership with the SEC on January 13, 2016, the Second Amendment which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on February 17, 2016, and the Third Amendment which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on November 18, 2016, are incorporated by reference herein,.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to Credit Agreement dated May 22, 2017 between America First Multifamily Investors, L.P. and Bankers Trust Company.
99.1	Press Release dated May 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: May 25, 2017	By:	/s/ Craig S. Allen
Printed: Craig S. Allen
Title: Chief Financial Officer